Exhibit 99.1
BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
PROPERTY LIST

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
1	Springdale	Mobile	AL	Mobile, AL	2004	398,701	73.1%	$3,355	$11.87	Sam's Club*	bealls, Burlington Stores, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Shoe Station, Ulta, World Market	Piccadilly
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,267	13.71	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	95.3%	3,804	16.95	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	96.4%	5,239	30.33	Ralphs (Kroger)	HomeGoods, Rite Aid, World Market	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,385	29.32	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,615	24.33	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	3,106	25.21	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection (4)	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	89,870	100.0%	3,338	37.14	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	94.9%	1,701	18.17	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	96.9%	3,374	27.94	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	97.1%	2,958	15.21	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,487	14.92	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	100.0%	1,253	14.88	Grocery Outlet	dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	96.2%	6,232	22.97	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.6%	2,398	20.38	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,847	13.34	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	93.2%	2,654	34.37	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	98.1%	9,562	29.85	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (4)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	97.8%	6,799	26.87	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,802	34.14	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,464	30.06	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	99.6%	12,149	28.51	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	95.6%	4,016	25.51	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Burlington Stores, Big 5 Sporting Goods
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,909	35.80	Trader Joe's	Petco, Rite Aid, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,070	27.37	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,619	14.34	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
27	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	99.4%	4,301	28.70	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,286	24.17	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,519	25.41	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (3)	Vallejo	CA	Vallejo, CA	2023	519,266	100.0%	12,079	23.45	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Pep Boys, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	95,236	95.5%	748	8.23	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	476,299	95.1%	8,067	17.99	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,321	13.50	King Soopers (Kroger)	Chuze Fitness, iGen	—
34	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	94.6%	1,991	17.38	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,422	38.94	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	96.5%	4,646	17.44	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
37	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	100.0%	5,008	15.76	Trader Joe's	Barnes & Noble, David's Bridal, Dollar Tree, DSW, Golf Galaxy, JOANN, Party City, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	92.1%	2,955	29.66	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,136	15.70	Price Rite Marketplace (Wakefern)	—	The Home Depot
40	The Manchester Collection (3)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	91.1%	3,363	12.62	Walmart Supercenter*	Advance Auto Parts, Crazy Hot Deals, DSW, Edge Fitness, Hobby Lobby, Lava Island, Namco, Savers, U.S Furniture	Best Buy, The Home Depot
41	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	308,132	100.0%	5,132	19.88	Trader Joe's	Burlington Stores, Dollar Tree, JOANN, K&G Fashion, Marshalls, Michaels, Party City, PetSmart, Total Wine & More, Ulta	—
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	1,719	11.80	Price Chopper (Northeast Grocery)	—	—
43	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	89.8%	1,641	17.77	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
44	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	97.0%	852	6.56	—	—	—
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	95.9%	2,847	18.52	ALDI	Esporta Fitness, Five Below, Marshalls	—
46	Waterbury Plaza	Waterbury	CT	Waterbury-Shelton, CT	2000	177,937	91.3%	2,522	15.52	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	243,511	93.4%	4,500	20.24	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.9%	4,960	18.25	Publix	bealls, Burlington Stores, Crunch Fitness, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
49	Coastal Way - Coastal Landing (3)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	98.9%	6,295	19.00	BJ's Wholesale Club, Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	98.7%	7,901	26.61	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	82.9%	3,867	17.85	Publix	Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	88.7%	2,087	26.01	—	Broward County Library, CVS	—
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	100.0%	1,937	10.51	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	2,077	13.14	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	941	10.79	Winn-Dixie (ALDI)	Ace Hardware, Family Dollar	—
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	329,740	95.8%	3,123	10.62	—	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Party City, Surplus Warehouse	—
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,151	21.91	—	Esporta Fitness, La Familia Pawn & Jewelry	—
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	99.0%	2,858	21.63	Walmart Neighborhood Market	Walgreens	—
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,134	93.8%	2,030	11.87	Publix	City Mattress, Dollar Tree, Staples	—
60	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.0%	3,164	29.49	Publix	—	—
61	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,317	25.09	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
62	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	100.0%	2,873	14.87	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
63	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	98.2%	6,015	19.98	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,305	21.70	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	99.6%	5,443	22.43	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Party City, Saks OFF Fifth	—
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	95.4%	1,097	14.17	Publix	—	—
67	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,665	18.89	—	LA Fitness	Target
68	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,273	16.68	Publix	—	—
69	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,425	19.61	Seabra Foods	Office Depot	—
70	Pointe Orlando (4)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2025	413,887	94.1%	13,010	33.82	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Monkey Joe's, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
71	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	873	13.53	Publix	—	—
72	Martin Downs Village Center (3)	Palm City	FL	Port St. Lucie, FL	1987	167,145	91.7%	3,524	23.99	—	Goodwill, Walgreens	—
73	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,573	16.13	Publix	—	—
74	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	100.0%	3,052	10.22	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
75	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	99.2%	3,386	15.91	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
76	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	95.1%	1,314	14.51	Winn-Dixie (ALDI)	—	—
77	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	772	13.93	Winn-Dixie (ALDI)	—	—
78	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	96.5%	930	24.46	SuperTarget*	—	—
79	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	2,974	20.64	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
80	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,184	84.2%	2,202	15.56	Publix	Crunch Fitness, HomeGoods	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
81	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	96.8%	1,940	15.27	Publix	Home Centric, Planet Fitness	—
82	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,248	14.34	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
83	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	94.8%	4,281	16.71	Publix	Bealls Florida, Burlington Stores, Michaels, Party City, Petco	—
84	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	94.2%	2,435	19.04	Publix	CVS, Dollar Tree	—
85	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,454	9.84	Winn-Dixie (ALDI)	bealls	—
86	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	89.4%	2,486	14.24	Winn-Dixie (ALDI)	Chuck E. Cheese, Crunch Fitness	—
87	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	87.7%	2,104	15.87	Publix	Revive Health & Wellness	—
88	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	92.4%	1,059	10.41	Patel Brothers	Dollar Tree	Walmart
89	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	83.0%	3,592	11.10	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	98.9%	1,919	20.93	Publix	Phenix Salon Suites	—
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	90.3%	1,364	17.83	—	Dollar Tree, Ross Dress for Less	—
92	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,634	18.06	Publix	Petco, T.J.Maxx, Ulta	—
93	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	132,345	98.8%	1,119	8.56	Winn-Dixie (ALDI)	T.J.Maxx/HomeGoods	—
94	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	97.8%	1,043	9.71	Publix	—	—
95	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	100.0%	4,046	23.07	Publix	JOANN, Planet Fitness	—
96	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	95.2%	4,385	21.76	—	American Freight, Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
97	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	422,609	94.8%	5,285	13.40	City Farmers Market	dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma, P.C.X.	—
98	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	98.2%	583	8.97	Food Depot	Dollar Tree	—
99	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	100.0%	1,366	17.28	Publix	—	—
100	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	859	12.77	Publix	—	—
101	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	97.4%	1,422	15.39	Kroger	—	—
102	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	908	12.28	—	America's Thrift Stores, Dollar Tree	—
103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	98.2%	945	12.36	Publix	—	—
104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	95.7%	898	20.18	Kroger*	—	—
105	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,779	11.46	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	—
106	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	78.1%	1,386	11.86	Food Depot	Staples	—
107	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	220,787	100.0%	3,235	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
108	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.7%	1,464	15.28	Publix	—	—
109	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	88.8%	1,553	16.52	Publix	—	—
110	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	96.0%	2,531	11.92	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
111	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,049	19.08	—	Crunch Fitness	—
112	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	90.7%	1,332	12.98	Kroger	—	—
113	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	95.3%	2,279	16.57	Kroger	—	—
114	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	100.0%	706	10.12	Food Depot	—	—
115	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	107,355	94.8%	2,053	20.17	—	Planet Fitness	—
116	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,112	11.90	—	PGA TOUR Superstore	—
117	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,294	97.6%	3,359	12.51	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
118	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,817	16.28	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
119	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	98.5%	3,395	18.72	Kroger	DaVita Dialysis	—
120	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	135,865	68.4%	1,289	13.86	Walmart Supercenter*	Harbor Freight Tools, NCG Cinemas	—
121	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,171	11.88	Kroger	—	—
122	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	97.4%	4,009	20.62	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Party City, Petco, Ulta	—
123	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	92.4%	2,282	16.29	Swadeshi	Harbor Freight Tools, XSport Fitness	Kohl's
124	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.5%	2,546	13.03	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
125	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	211,105	97.1%	2,887	15.81	—%	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
126	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	541,651	96.0%	6,571	13.38	Tony's Fresh Market (Heritage Grocers)	AMC, At Home, Burlington Stores, Dollar Tree, Hollywood Park, JOANN, National Tire & Battery, OfficeMax, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
127	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	78.8%	2,370	11.01	Jewel-Osco (Albertsons)	Burlington Stores, Harbor Freight Tools	Hobby Lobby
128	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,075	14.60	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
129	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	80.7%	1,945	14.06	—	Bear Paddle Swim School, Lava Island, Painted Tree Marketplace	—
130	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	76.9%	1,344	16.37	Sunset Foods	—	—
131	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,345	67.6%	2,534	15.59	—	Altitude Trampoline Park, JOANN, LA Fitness	—
132	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	92.5%	1,761	16.98	Jewel-Osco (Albertsons)	Planet Fitness	—
133	Westridge Court / Block 59 (3) (4)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2025	532,613	87.3%	10,113	23.35	The Fresh Market	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Wayfair Outlet, World Market	—
134	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	387,873	91.7%	4,413	12.40	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
135	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	93.1%	1,922	20.17	Whole Foods Market (Amazon)	Skechers	—
136	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN	1998	120,292	91.1%	1,622	14.80	—	Buffalo Wild Wings, Esporta Fitness, Harbor Freight Tools, Petco	—
137	Tinley Park Plaza (4)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2025	241,427	96.9%	4,064	17.74	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
138	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	94.7%	1,411	11.42	—	Ollie's Bargain Outlet	—
139	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	98.9%	2,264	15.93	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target
140	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	584,626	94.6%	7,028	12.94	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
141	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,512	11.45	Pay Less (Kroger)	—	—
142	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	88.5%	1,514	10.58	Hy-Vee	—	—
143	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	98.8%	2,234	16.97	Dillons (Kroger)	JOANN, Marshalls	—
144	Florence Plaza - Florence Square (3)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.3%	8,963	16.95	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, Boot Barn, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
145	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	85.1%	1,850	11.06	—	Ace Pickleball Club, CVS, Dollar Tree	—
146	London Marketplace	London	KY	Corbin, KY	1994	166,026	100.0%	1,673	10.08	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
147	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,205	12.61	Kroger	Petco	—
148	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	95.3%	1,862	13.03	Kroger	Anytime Fitness	—
149	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	2,133	13.42	Kroger Marketplace	—	—
150	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,648	19.68	Roche Bros	T.J.Maxx/HomeGoods	—
151	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	93.2%	1,161	8.87	America's Food Basket	Citi Trends, Crunch Fitness	—
152	Burlington Square I, II & III (4)	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,430	93.1%	2,594	35.07	—	Golf Galaxy, Staples	Duluth Trading Co.
153	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	98.5%	1,888	14.05	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
154	WaterTower Plaza (4)	Leominster	MA	Worcester, MA	2025	285,714	96.2%	4,071	15.26	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Party City, Petco, Staples, T.J.Maxx, The Paper Store	—
155	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	72.5%	299	16.16	Hannaford Bros.*	—	Walmart
156	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,225	100.0%	1,636	20.91	Stop And Compare	Crunch Fitness	—
157	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.3%	2,814	16.33	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
158	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	3,006	16.10	Market 32 (Northeast Grocery)	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
159	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	97.8%	1,696	16.98	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
160	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	99.4%	2,569	20.02	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
161	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,863	20.18	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
162	Fox Run	Prince Frederick	MD	Lexington Park, MD	2022	279,651	89.3%	4,112	17.25	Giant Food (Ahold Delhaize)	Big Lots, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
163	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	100.0%	2,265	19.03	ALDI	Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
164	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	91.3%	7,182	19.80	Kroger	DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Skechers, Ulta	—
165	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	97.2%	2,948	26.68	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
166	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	297,220	98.6%	5,219	17.80	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
167	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	94.1%	1,062	13.21	Busch’s Fresh Food Market	Ace Hardware	—
168	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,034	12.14	—	Ollie's Bargain Outlet, True Value	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
169	Silver Pointe Shopping Center (3)	Fenton	MI	Flint, MI	1996	164,632	98.5%	2,245	13.93	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
170	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming-Kentwood, MI	1983	99,529	92.6%	844	9.16	D&W Fresh Market (SpartanNash)	—	—
171	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,714	10.65	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
172	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	96.2%	1,547	15.38	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
173	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	95.2%	3,702	12.78	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—
174	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	465,378	97.4%	7,225	20.89	TBA	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
175	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,312	12.89	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
176	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,203	7.77	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
177	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,192	100.0%	2,020	12.61	—	Crunch Fitness, Party City, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
178	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	70.8%	815	9.38	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness	—
179	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,603	21.15	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—
180	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,357	15.32	Cub Foods (United Natural Foods Inc.)	—	—
181	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	93.0%	2,375	13.95	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, JOANN, T.J.Maxx	—
182	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	97.2%	2,157	25.22	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
183	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	95.1%	2,593	12.77	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
184	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,135	19.91	ALDI, Cub Foods*	Dollar Tree	—
185	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	2,061	17.36	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
186	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	88.2%	2,805	14.71	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
187	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,146	15.68	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
188	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	81.0%	1,572	14.54	ALDI	Chuck E. Cheese, Michaels, Party City, Petco	—
189	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	98.5%	1,557	9.77	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
190	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	100.0%	1,326	10.62	Price Chopper (Associated Wholesale)	—	—
191	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	482	7.06	Schnucks	—	—
192	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
193	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	95.1%	4,797	17.68	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
194	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	88.3%	1,925	9.52	Patel Brothers	Big Air Trampoline, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
195	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	99.1%	2,890	15.82	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
196	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	94.5%	4,088	15.14	Walmart Supercenter*	bealls, Best Buy, Dollar Tree, Five Below, Michaels, Pep Boys, pOpshelf, Ross Dress for Less	—
197	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,379	15.66	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, Party City, PetSmart, Ross Dress for Less, Shoe Carnival, Ulta, Wayfair Outlet	Target
198	University Commons	Greenville	NC	Greenville, NC	1996	233,153	99.4%	3,601	15.54	Harris Teeter (Kroger)	Barnes & Noble, Petco, HomeGoods, Shoe Carnival, T.J.Maxx	Target
199	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	96.7%	3,037	18.32	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
200	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	29,900	89.0%	342	12.86	—	—	Person County Health & Human Services
201	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	4,324	12.62	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
202	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	100.0%	2,286	16.34	—	Burlington Stores, Party City, PetSmart, Shoe Carnival, Sportsman's Warehouse	Target
203	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,037	17.15	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
204	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	77.4%	2,984	14.66	Compare Foods	ArchWell Health, Citi Trends, Office Depot, O'Reilly Auto Parts	—
205	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	1,049	15.30	CHEF'STORE (US Foods)	Boot Barn	—
206	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	98.8%	2,299	23.83	—	Boston Interiors, Planet Fitness	—
207	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	100.0%	2,753	14.77	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
208	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,788	23.16	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
209	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	95.2%	788	9.23	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
210	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	96.9%	1,643	11.17	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
211	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	245,899	99.1%	2,683	11.01	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
212	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	100.0%	5,148	25.00	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
213	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
214	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	100.0%	3,696	16.16	LIDL	Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
215	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,229	14.86	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
216	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	100.0%	2,020	15.88	Gourmet Glatt	—	—
217	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	95.1%	7,673	23.89	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
218	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,532	97.8%	4,260	21.62	Trader Joe's	At Home, Petco, Retro Fitness	—
219	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	98.1%	1,498	32.09	ShopRite	—	—
220	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	84.7%	4,411	20.46	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Texas Roadhouse	—
221	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	1994	159,561	32.7%	1,073	20.58	—	—	—
222	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	97.0%	1,784	13.49	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
223	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	97.3%	3,670	21.04	ShopRite (Village Supermarket)	Staples	—
224	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ	1965	36,209	100.0%	710	19.61	ShopRite (Village Supermarket)	—	—
225	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	98.8%	1,583	18.26	Uncle Giuseppe's*	Dollar Tree, Jersey Strong	—
226	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	100.0%	3,901	18.04	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
227	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,116	34.69	ALDI	T.J.Maxx	—
228	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	90.9%	1,827	24.44	Amazon Fresh, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
229	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	88.1%	2,025	29.68	Stop & Shop*	—	Walgreens
230	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	98.9%	1,254	29.76	Wild by Nature Market (King Kullen)	—	—
231	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,456	20.45	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
232	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2024	196,148	91.1%	6,253	35.81	H-Mart	Barnes & Noble, T.J.Maxx, Ulta	—
233	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,433	21.24	Acme (Albertsons)	—	—
234	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	67.8%	1,721	12.42	ALDI	JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
235	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	100.0%	1,741	24.11	Key Food Marketplace	T.J.Maxx	—
236	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	100.0%	679	39.94	Trader Joe's	—	—
237	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	100.0%	1,592	25.72	KolSave Market*	Dollar Tree, Planet Fitness	—
238	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,538	42.17	North Shore Farms	CVS	—
239	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,775	88.7%	3,330	17.65	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	—
240	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	209,910	97.5%	2,121	11.66	—	Ashley Homestore, Citi Trends, David's Bridal, Hobby Lobby	—
241	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	100.0%	2,088	17.11	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
242	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2006	251,589	99.5%	5,986	25.72	A Matter of Health	Barnes & Noble, Crazy Hot Deals, Decor Home Furniture, Jembro, Marshalls, Ulta	—
243	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	100.0%	1,608	40.46	—	—	—
244	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	95.8%	3,534	28.39	—	Dollar Tree, HomeGoods	—
245	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	100.0%	2,193	22.12	Fine Fare	CVS	—
246	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,089	100.0%	3,153	26.26	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta	—
247	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	100.0%	1,303	29.53	—	HomeGoods	—
248	College Plaza (4)	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,738	100.0%	4,547	26.34	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	Firestone
249	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.0%	2,145	13.62	—	Dollar Tree, Staples	—
250	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,496	12.05	—	Boot Barn, JOANN, Kohl's, PetSmart, Ross Dress for Less	Target
251	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,703	18.45	—	HomeGoods, Michaels, Old Navy	—
252	Town Square (3)	Vestal	NY	Binghamton, NY	1991	291,346	90.5%	4,583	17.38	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
253	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	95.8%	2,966	34.98	H-Mart	—	—
254	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	98.0%	2,597	18.16	Giant Eagle	—	The Home Depot
255	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	100.0%	2,976	19.29	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
256	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	98.8%	1,628	9.93	Kroger	Pet Supplies Plus, Salvation Army	—
257	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	24,230	100.0%	901	37.19	Fresh Thyme Farmers Market (Meijer)*	—	HomeGoods, Painted Tree Marketplace, T.J.Maxx
258	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,883	87.0%	4,812	23.74	—	Dollar Tree, Michaels, Old Navy, PetSmart, T.J.Maxx, Ulta	Target
259	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,390	39.55	Kroger	—	—
260	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	96.1%	1,547	11.11	Kroger	Dollar Tree, Planet Fitness	—
261	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	90.8%	1,469	13.17	Kroger	—	—
262	South Towne Centre	Dayton	OH	Dayton-Kettering-Beavercreek, OH	1972	333,998	85.8%	4,116	14.75	Health Foods Unlimited	Burlington Stores, JOANN, Party City, PetSmart, Value City Furniture	—
263	Southland Shopping Center	Middleburg Heights	OH	Cleveland, OH	1951	582,492	90.7%	6,038	11.43	Giant Eagle, Marc's, BJ's Wholesale Club*	Crunch Fitness, Dollar Tree, Five Below, JOANN, Marshalls, OfficeMax, Party City, Petco, Treasure Hunt	—
264	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,230	17.57	—	Ollie's Bargain Outlet, Sears Outlet	—
265	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,626	28.91	Kroger	Advance Auto Parts, Rainbow Shops	—
266	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	81.2%	1,663	12.46	Kroger	Crunch Fitness, Dollar General, Harbor Freight Tools	—
267	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,903	20.93	Giant Food (Ahold Delhaize)	CVS	—
268	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	86.7%	336	39.15	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
269	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	96.6%	4,258	14.23	Giant Food (Ahold Delhaize)	Big Lots, Citi Trends, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Staples	—
270	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	98.4%	3,114	12.16	—	Ollie's Bargain Outlet, Planet Fitness	—
271	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	317	11.57	—	—	—
272	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	97.8%	2,875	21.12	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
273	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	93.3%	1,914	20.30	Kimberton Whole Foods	—	—
274	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	234,709	92.2%	5,152	23.82	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
275	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,246	29.40	Giant Food (Ahold Delhaize)	—	—
276	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	95.3%	535	12.45	Hung Vuong Food Market*	—	—
277	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	100.0%	3,953	19.92	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
278	Barn Plaza (4)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2025	238,793	83.5%	4,573	22.94	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
279	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.0%	1,481	20.51	—	Ross Dress for Less	—
280	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,145	20.91	Weis Markets*	DaVita Dialysis	—
281	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,909	98.9%	8,446	39.08	McCaffrey's	Ulta	—
282	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	96.4%	2,973	29.00	—	Target	—
283	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	590,548	98.1%	10,690	40.64	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
284	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,683	9.53	Redner's Warehouse Market	Big Lots, Ross Dress for Less	—
285	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,760	11.96	ALDI	Big Lots, Dollar Tree, Five Below, Planet Fitness	—
286	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	473	11.34	Fresh Grocer*	—	—
287	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	4,062	18.58	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Party City, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
288	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	813	13.99	Giant Food (Ahold Delhaize)	—	—
289	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	3,396	11.29	Redner's Warehouse Market	Decor Home Furniture, Dollar Tree, Gabe's, PetSmart, Ross Dress for Less, Staples	—
290	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,745	36.26	Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Party City, Pet Supplies Plus	—
291	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	99.2%	3,078	18.63	Kroger	—	—
292	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	98.5%	1,695	20.36	Lowes Foods (Alex Lee)	—	—
293	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2000	65,313	27.8%	456	25.11	—	—	—
294	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,600	18.87	The Fresh Market	—	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
295	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	100.0%	1,923	11.19	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
296	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	98.8%	1,833	15.41	Publix	Petco, T.J.Maxx, Ulta	—
297	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,665	20.34	—	Petco, Ross Dress for Less, T.J.Maxx	Target
298	Hillcrest Market Place (4)	Spartanburg	SC	Spartanburg, SC	2025	376,624	96.8%	5,260	14.76	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
299	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	97.6%	3,941	15.41	ALDI	At Home, HomeGoods	—
300	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	96.1%	4,504	14.15	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
301	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	100.0%	2,333	10.53	—	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less	—
302	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,447	12.12	Sprouts Farmers Market	Painted Tree Marketplace, Urban Air Adventure Park	—
303	The Market at Wolfcreek (3)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.5%	9,860	16.75	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	Havertys, La-Z-Boy, Ollie's, Target, The Home Depot
304	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	95.8%	1,567	14.33	Kroger	—	—
305	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	91.4%	985	12.42	Kroger	—	Walgreens
306	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	94.8%	2,089	12.92	Desi Brothers	Crazy Hot Deals, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
307	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,941	100.0%	1,754	18.28	—	Goodwill, Sky Zone	—
308	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	100.0%	741	10.34	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
309	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	85.2%	950	8.15	—%	AlphaGraphics	—
310	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	96.8%	3,505	20.82	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
311	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,564	29.71	Kroger	CVS	—
312	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	87.6%	1,281	17.28	—	Crunch Fitness, Five Below	—
313	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,422	26.67	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
314	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,365	20.60	—	EōS Fitness	—
315	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	832	12.28	—	Canales	—
316	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	527	11.58	—	Big Lots	—
317	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,293	13.77	El Rio Grande Latin Market	Family Dollar	—
318	Wynnewood Village (4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2025	574,143	96.0%	8,512	19.83	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Kids Empire, LA Fitness, Ross Dress for Less, South Oak Cliff Dialysis, Target	—
319	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	96.9%	1,214	10.59	Food Town	bealls, Walgreens	—
320	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	2,912	17.08	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
321	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	100.0%	4,502	22.79	Tom Thumb (Albertsons)	DSW, Ulta	—
322	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	99.6%	18,400	23.31	SuperTarget*	Best Buy, Boot Barn, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Overstock Furniture, Party City, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
323	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,610	18.09	Truong Nguyen Market	—	—
324	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,330	13.38	—	Painted Tree Marketplace, Planet Fitness	—
325	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	71,667	96.5%	778	11.25	Kroger	—	—
326	Beltway South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	107,174	91.4%	946	33.97	Kroger	—	—
327	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,179	98.2%	2,974	32.84	—	CVS, My Salon Suites	—
328	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	96.3%	738	8.33	Food Town	—	—
329	Broadway	Houston	TX	Houston-Pasadena-The Woodlands, TX	2006	74,988	98.7%	977	13.73	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
330	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	106,058	68.7%	1,089	16.36	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
331	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	97.8%	2,808	13.79	El Rancho (Heritage Grocers)	Sky Zone, XL Parts	—
332	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,436	23.12	—	24 Hour Fitness	—
333	Jones Plaza (4)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	88.9%	1,170	11.83	La Michoacana Supermarket	Aaron's, Fitness Connection	—
334	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	81.2%	1,628	11.81	—	Hobby Lobby, King Dollar, Octapharma, Walgreens	—
335	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	89.5%	963	10.84	Foodarama	bealls, Kids Empire	—
336	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,656	98.6%	4,181	17.20	Kroger	Big Lots, JD Sports, Petco, Planet Fitness, Ross Dress for Less	—
337	Northgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1972	38,724	100.0%	681	17.59	El Rancho*	WSS	—
338	Northshore (3)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	96.6%	3,357	15.23	El Rancho (Heritage Grocers)	Dollar Tree, Melrose Fashions, Nova Healthcare, Overstock Furniture, Planet Fitness	—
339	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	190,529	96.3%	2,635	14.56	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
340	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,391	13.62	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
341	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	98.1%	3,692	25.73	H-E-B	—	—
342	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	96.6%	1,351	16.92	ALDI	Dollar Tree, WeGotSoccer	—
343	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,625	27.02	Whole Foods Market (Amazon)	—	—
344	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	96.5%	2,770	11.68	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Shoe Carnival, Walgreens	—
345	Crossroads Centre - Pasadena	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1997	146,567	96.4%	2,209	16.68	Kroger	LA Fitness	—
346	Spencer Square	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1998	181,888	97.8%	2,161	12.14	Kroger	bealls, Octapharma, Petco, Retro Fitness	—
347	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	97.2%	1,440	9.47	Kroger	Goodwill, Harbor Freight Tools, Walgreens	—
348	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	147,500	92.9%	2,985	22.69	Central Market (H-E-B)	—	—
349	Preston Park Village (4)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2025	256,407	86.0%	6,253	28.35	—	Gap Factory Store, HomeGoods, Petco	—
350	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	88.7%	1,560	14.52	El Rancho	Retro Fitness	—
351	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	89.8%	4,518	31.02	Whole Foods Market (Amazon)	—	—
352	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	93.5%	2,534	12.24	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
353	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,817	21.31	—	Tesla	—
354	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	98.1%	1,318	10.11	Grocery Outlet	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
355	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	148,379	99.2%	2,902	19.71	—	Gold's Gym, Hobby Lobby	Kohl's
356	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,359	15.79	Kroger	Hamrick's	—
357	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,579	9.50	—	Dollar Tree, Kohl's, PetSmart	—
358	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	150,014	99.8%	3,424	23.10	Trader Joe's	Five Below, JOANN, PetSmart, Ulta	—
359	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	94.8%	2,138	10.10	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
360	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	95.2%	3,629	17.46	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
361	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,081	11.00	Pick 'n Save (Kroger)	—	—
362	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	95.5%	1,743	8.97	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra Trading Post
363	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					64,016,521	95.2%	$1,010,148	$17.66
    (1) ABR PSF is calculated as ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements
    (2) * Indicates grocer is not owned
    (3) Property is listed as two individual properties on Company website for marketing purposes
    (4) Indicates property is currently in redevelopment